SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                      February 13, 2003
--------------------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)

                                     0-16772
                             Commission File Number


                      Ohio                                      31-0987416
----------------------------------------------          -----------------------
(State or other jurisdiction of incorporation)          (I.R.S. Employer
                                                         Identification Number)

              138 Putnam Street
                P.O. Box 738,
               Marietta, Ohio                            45750
   ---------------------------------------             ----------
   (Address of principal executive office)             (Zip Code)


               Registrant's telephone number, including area code:
                                 (740) 373-3155


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                EXPLANATORY NOTE

On February 13,2003, Peoples Bancorp Inc. (the "Peoples") filed a Current Report on Form 8-K to report the declaration of quarterly dividend by Peoples' Board of Directors under Item 5. The second paragraph of release included as Exhibit 99 should have referenced first quarter rather than fourth quarter. This Amendment is filed to correct the release, which is included herewith in its entirety as Exhibit 99.


EXHIBIT NUMBER                   DESCRIPTION
--------------                   -------------------------------------
99                               News Release issued February 13, 2003

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  February 14, 2003                 PEOPLES BANCORP INC.
                                         --------------------
                                         Registrant



                                By: /s/  ROBERT E. EVANS
                                         Robert E. Evans
                                         President and Chief Executive Officer



                                INDEX TO EXHIBITS


Exhibit Number       Description                        Exhibit Location
--------------       ----------------------------       ----------------
99                   News Release issued 02/13/03       Filed herewith